SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2013

Vermillion, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34810

Delaware	33-059-5156
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

12117 Bee Caves Road Building Three, Suite 100, Austin, TX 78738

(Address of principal executive offices, including zip code)

512.519.0400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Director

On December 12, 2013, the board of directors (the “Board”) of Vermillion, Inc. (the “Company”) elected James T. LaFrance as a Class III director, filling a vacant seat on the Board. Mr. LaFrance was also elected as chairman of the board of directors.

Mr. LaFrance has almost thirty years of diagnostic industry experience. Most recently, Mr. LaFrance was head of digital pathology and acting CEO of Omnyx, LLC for GE Healthcare. Prior to that, he held a series of commercial, strategic marketing and business development leadership roles at Ventana Medical Systems, Inc. (now Roche Tissue Diagnostics), including general manager of their North American and International commercial organizations. Prior to Ventana, Mr. LaFrance served in leadership roles in strategic marketing and business development at Bayer Diagnostics. He was a member of the board at Mitomics, Inc. from 2010 to 2011.  He earned a Bachelor of Arts degree in Economics from the University of Connecticut and an MBA from the University of Notre Dame.

Mr. LaFrance was designated by Jack W. Schuler, a stockholder of the Company and holding the right to designate an individual to be nominated to the Board pursuant to the Stockholders Agreement dated May 13, 2013 by and among the Company and the purchasers of the Company’s common stock and warrants named therein (the “Stockholders Agreement”). The Stockholders Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on May 14, 2013 and is incorporated herein by reference.

On December 13, 2013, the Company issued a press release to announce Mr. LaFrance’s election. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibit No.	Description.

99.1	Press Release dated December 13, 2013
99.2

Stockholders Agreement dated May 13, 2013 by and among the Company and the purchasers named therein (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company (file no. 001-34810) on May 14, 2013)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vermillion, Inc.
Date: December 16, 2013	By:/s/ Eric J. Schoen
Name: Eric J. Schoen
Title: Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated December 13, 2013
99.2

Stockholders Agreement dated May 13, 2013 by and among the Company and the purchasers named therein (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Company (file no. 001-34810) on May 14, 2013)

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